UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021

VPC Impact Acquisition Holdings

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victory Park Capital Advisors, LLC 150 North Riverside Plaza, Suite 5200 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 701-1777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	VIHAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	VIH	The Nasdaq Stock Market LLC
Warrants to purchase Class A ordinary shares	VIHAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On January 11, 2021, VPC Impact Acquisition Holdings, a Cayman Islands exempted company (“VIH”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Pylon Merger Company LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of VIH (“Merger Sub”), and Bakkt Holdings, LLC, a Delaware limited liability company (“Bakkt”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Proposed Transaction”):

(i) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), in accordance with the Delaware Limited Liability Company Act, as amended (“DLLCA”), Merger Sub will merge (the “Merger”) with and into Bakkt, the separate corporate existence of Merger Sub will cease and Bakkt will be the surviving limited liability company, to be renamed Bakkt Opco Holdings, LLC (“Bakkt Opco”);

(ii) immediately prior to the closing of the PIPE Investment (as defined below) and the effective time of the Merger, in connection with the Domestication described below, VIH will be renamed “Bakkt Holdings, Inc.” (referred to hereinafter as “Bakkt Pubco”); and

(iii) as a result of the Merger, the aggregate consideration to be received in respect of the Merger by all of the Bakkt interest holders will be an aggregate of 208,200,000 common units of Bakkt Opco (“Bakkt Opco Units”) and 208,200,000 shares of class V common stock of Bakkt PubCo, which will be non-economic, voting shares of Bakkt Pubco.

The board of directors of VIH has unanimously (i) approved and declared advisable the Merger Agreement, the Proposed Transaction and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of VIH.

The Domestication

Prior to the Closing, subject to the approval of VIH’s shareholders, and in accordance with the Delaware General Corporation Law (“DGCL”), Cayman Islands Companies Act (2020 Revision) (the “CICA”) and VIH’s Amended and Restated Memorandum and Articles of Association (the “Cayman Constitutional Documents”), VIH will effect a deregistration under the CICA and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication with the Secretary of State of Delaware), pursuant to which VIH’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”) and be renamed “Bakkt Holdings, Inc.”.

In connection with the Domestication, (i) each unit of VIH (each a “VIH Unit”) issued and outstanding immediately prior to the Domestication will automatically be separated into the underlying Class A ordinary share, par value $0.0001 per share, of VIH (each a “VIH Class A Ordinary Share”) and one-half of a warrant exercisable for a VIH Class A Ordinary Share (“VIH Warrants”), (ii) each VIH Class A Ordinary Share issued and outstanding immediately prior to the Domestication will remain outstanding and will automatically convert into one share of Class A common stock, par value $0.0001 per share of Bakkt Pubco (each a “Bakkt Pubco Class A Share”) (provided that each VIH Class A Ordinary Share owned by public shareholders who have validly elected to redeem their VIH Class A Ordinary Shares will not be so converted and will entitle the holder thereof to receive only cash in an amount equal to the redemption price), (iii) each Class B ordinary share, par value $0.0001 per share, of VIH issued and outstanding immediately prior to the Domestication shall be automatically converted into one Bakkt Pubco Class A Share, and (iv) each VIH Warrant shall be automatically converted into a redeemable warrant exercisable for one Bakkt Pubco Class A Share (“Bakkt Pubco Warrants”) on the same terms as the VIH Warrants.

“Up-C” Structure

Upon the Closing, Bakkt Pubco will be organized in an “Up-C” structure in which substantially all of the assets and the business of Bakkt Pubco will be held by Bakkt Opco and its subsidiaries, and Bakkt Pubco’s only direct assets will consist of Bakkt Opco Units. Assuming no redemptions of public shares in connection with the Proposed Transaction, upon the Closing Bakkt Pubco is expected to own approximately 22% of Bakkt Opco Units and will be the managing member of Bakkt Opco. All remaining Bakkt Opco Units will be owned by the former equity owners of Bakkt (“Bakkt Equity Holders”).

Beginning on the six-month anniversary of the Closing, the Bakkt Opco Units may be exchanged by the holders thereof, subject to certain conditions, for either one Bakkt Pubco Class A Share or, at the election of the Bakkt Pubco, the cash equivalent of the market value of such Bakkt Pubco Class A Share, pursuant to the terms and conditions of an Exchange Agreement to be entered into at the Closing among Bakkt Pubco and the Bakkt Equity Holders. For each Bakkt Opco Unit so exchanged, one share of the Bakkt Pubco Class V common stock held by such exchanging Bakkt Equity Holder will be canceled by Bakkt Pubco.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Proposed Transaction and related agreements and transactions by the respective shareholders of VIH and members of Bakkt, (ii) effectiveness of the registration statement on Form S-4 to be filed by VIH in connection with the Domestication, (iii) all specified authorizations, consents, orders, approvals, non-objections, declarations, filings or waiting periods having been made, received or expired, and (iv) the absence of any injunctions.

Other conditions to Bakkt’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the Domestication will have been completed, and (ii) the amount of cash available following the extraordinary general meeting of VIH shareholders (the “Available Cash”) (x) in the trust account that holds the proceeds of VIH’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy redemptions of VIH Class A Ordinary Shares, if any (but prior to payment of (a) deferred underwriting commissions and (b) transaction expenses of VIH or its affiliates), (y) outside of the Trust Account, and (z) from the gross proceeds of the PIPE Investment (as defined below), is at least $425,000,000.

Pursuant to the terms of the Merger Agreement, VIH is required to use reasonable best efforts to cause the Bakkt Pubco Class A Shares to be issued in connection with the Proposed Transaction and the PIPE Investment (as defined below) to be approved for listing on the New York Stock Exchange (the “NYSE”) as of the Closing.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) Bakkt to provide VIH and its representatives reasonable access through the Closing to the financial books and records of Bakkt and its Subsidiaries and such additional financial and operating data and other information relating to the business and properties of Bakkt and its Subsidiaries as VIH may reasonably request, (iii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iv) Bakkt to prepare and deliver to VIH certain audited and unaudited consolidated financial statements of Bakkt, (v) VIH to prepare and file a registration statement on Form S-4 and take certain other actions to obtain the requisite approval of VIH shareholders of certain proposals regarding the Proposed Transaction (including the Domestication), and (vi) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by VIH, Merger Sub and Bakkt. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of VIH and Bakkt, (ii) by Bakkt, if (a) certain approvals of the shareholders of VIH, to the extent required under the Merger Agreement, are not obtained as set forth therein, or (b) if Available Cash is less than $425,000,000, or (c) VIH and Merger Sub have failed to consummate the Closing upon the satisfaction or waiver of the closing conditions as specified in the Merger Agreement, (iii) by either VIH or Bakkt in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger, (b) in the event of certain uncured breaches by the other party, (c) if the Closing has not occurred on or before September 30, 2021, or (d) if the VIH Shareholders’ Approval has not been obtained following the VIH Shareholder Meeting or (iv) by VIH if (a) the Initial Bakkt Equity Holder Support Agreement (as defined in the Merger Agreement) has not been executed and delivered within 24 hours of the execution of the Merger Agreement, and (b) certain approvals of the Bakkt Equity Holders (other than ICE) are not obtained within seven (7) days of the execution of the Merger Agreement.

Certain Related Agreements

Subscription Agreements

On January 11, 2021, concurrently with the execution of the Merger Agreement, VIH entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors” which include certain existing equityholders of VIH and Bakkt), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 32,500,000 Bakkt Pubco Class A Shares for an aggregate purchase price equal to $325,000,000 (the “PIPE Investment”). The PIPE Investment will be consummated immediately prior to the Closing. The Subscription Agreements provide for certain customary registration rights for the PIPE Investors. The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; and (c) December 31, 2021.

Support Agreement

On January 11, 2021, VIH entered into a Support Agreement (the “Support Agreement”), by and among VIH, Bakkt, and Intercontinental Exchange Holdings, Inc. (“ICE”), pursuant to which ICE, as the beneficial owner of a majority of Bakkt Units has agreed to, among other things, not to Transfer (as defined in the Support Agreement) any of the Subject Bakkt Units (as defined in the Support Agreement), and to vote the Subject Bakkt Units in a manner so as to facilitate consummation of the Merger Agreement, the Proposed Transaction and the other transactions contemplated thereby.

Amendment to the Letter Agreement

On January 11, 2021, VIH entered into an amendment (the “Amendment to the Letter Agreement”) to that certain letter agreement, dated as of September 22, 2020, by and among VIH, VPC Impact Acquisition Holdings Sponsor, LLC (the “Sponsor”), and the other parties signatory thereto (the “Letter Agreement”), which amended the Letter Agreement, among other things, to add Bakkt as a party, and to add a waiver of anti-dilution rights in connection with the Proposed Transaction by the Sponsor and the other parties signatory thereto.

Stockholders Agreement

The Merger Agreement contemplates that, at the Closing, Bakkt Pubco, the Sponsor and the Bakkt Equity Holders will enter into a Stockholders Agreement (the “Stockholders Agreement”) setting forth certain understandings between the parties, including with respect to certain governance matters related to the nomination and election of directors, transfer restrictions and other rights and obligations associated with the ownership of equity securities in Bakkt Pubco and Bakkt Opco.

Voting Agreement

The Merger Agreement contemplates that, at the Closing, Bakkt Pubco and ICE will enter into a Voting Agreement (the “Voting Agreement”), which will establish the terms under which ICE will be able to exercise its voting power in respect of its ownership interest in Bakkt Pubco. To the extent that ICE’s voting power as jointly calculated by ICE and Bakkt Pubco and represented by Bakkt Pubco Class A Shares and shares of Class V common stock of Bakkt Pubco beneficially owned by ICE and its affiliates (the “ICE Shares”) as of any record date for a stockholder vote or consent of Bakkt Pubco (a “Stockholder Matter”), exceeds 30% of the total voting power of all Bakkt Pubco Class A Shares and shares of Class V common stock of Bakkt Pubco that are issued and outstanding and entitled to vote as of the relevant record date (such amount, the “Excess Amount”, and the ICE Shares represented thereby, the “Excess Shares”), ICE will irrevocably appoint a proxy, designated by the board of Bakkt Pubco, to vote the Excess Shares in the same percentages for and against such Stockholder Matter as votes were cast for and against such Stockholder Matter by all stockholders of Bakkt Pubco other than ICE (ignoring, for purposes of making these calculations, abstentions and broker nonvotes). The Voting Agreement will terminate if the voting power represented by the ICE Shares beneficially owned by ICE and its affiliates falls below 50% of the total voting power of the Bakkt Pubco Class A Shares and shares of Class V common stock of Bakkt Pubco issued and outstanding and entitled to vote at any time.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, the Sponsor, Bakkt PubCo, Bakkt Equity Holders and certain of their respective affiliates will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Bakkt Pubco will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain Bakkt Pubco Class A Shares and warrants that are held by the parties thereto from time to time. This Registration Rights Agreement will terminate and replace the existing registration rights agreement currently in place between VIH, the Sponsor and certain of their respective affiliates.

Each of the Stockholders (as defined in the Registration Rights Agreement) and their respective transferees will be entitled to request to sell all or a portion of their registrable securities in underwritten shelf takedown offerings, in each case subject to certain offering thresholds, applicable lock-up restrictions, issuer suspension periods and certain other conditions. Demanding Holders (as defined in the Registration Rights Agreement) are limited to three demand underwritten offerings for the term of the Registration Rights Agreement. In addition, the Stockholders (as defined in the Registration Rights Agreement) have certain “piggy-back” registration rights, subject to customary underwriter cutbacks, issuer suspension periods and certain other conditions. The Registration Rights Agreement includes customary indemnification provisions. Bakkt PubCo will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Registration Rights Agreement, including the fees of one legal counsel to each of the Stockholders (as defined in the Registration Rights Agreement).

Tax Receivable Agreement

Simultaneously with the Closing, Bakkt Pubco and the former equity owners of Bakkt (the “TRA Parties”) will enter into a tax receivable agreement (the “Tax Receivable Agreement”), which will provide for, among other things, payment by Bakkt Pubco to the TRA Parties of 85% of the U.S. federal, state and local income tax savings realized by Bakkt Pubco as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Merger Agreement and the exchange of Bakkt Opco Units for Bakkt Pubco Class A Shares (as more fully described in the Tax Receivable Agreement).

Bakkt Pubco Charter and Bakkt Pubco Bylaws

VIH will execute and file a certificate of incorporation with the Secretary of State of the State of Delaware (the “Bakkt Pubco Charter”), and Bakkt Pubco shall adopt bylaws (the “Bakkt Pubco Bylaws”), in each case to be effective as of immediately prior to the effective time of the Merger, to establish Bakkt Pubco’s post-Proposed Transaction capital structure authorizing: (x) 750,000,000 shares of Class A common stock, par value $0.0001 per share, entitling the owners thereof to one vote per share plus a share in the economics of Bakkt Pubco, (y) 250,000,000 shares of Class V common stock, par value $0.0001 per share, entitling the owners thereof to one vote per share plus no share in the economics of Bakkt Pubco, and (z) 1,000,000 shares of preferred stock, par value $0.0001 per share, the rights of which may be designated from time to time by Bakkt Pubco’s board of directors.

Transfer Restrictions

The Sponsor is subject to certain restrictions on transfer with respect to the Bakkt Pubco Class A Shares it will hold as of the Closing pursuant to the Letter Agreement and Stockholders Agreement, as each is defined above. Such restrictions end on the date that is one year after Closing, or earlier if the closing price of the shares equals or exceeds $12.00 per share for any twenty trading days within any thirty-day trading period at least 150 days after the Closing. Bakkt Equity Holders will be subject to similar restrictions on transfer for 180 days after the Closing with respect to the Bakkt Pubco Class V common stock, Bakkt Opco Units, or the Bakkt Pubco Class A Shares they will be entitled to receive upon exchange of their Bakkt Opco Units under the Exchange Agreement and a Stockholders Agreement to be entered into at Closing.

The foregoing description of the Merger Agreement, Subscription Agreements, Support Agreement and the Amendment to the Letter Agreement (collectively, the “Transaction Documents”), and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Transaction Documents, copies of which are filed with this Current Report on Form 8-K, and the terms of which are incorporated by reference herein.

The Transaction Documents have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about VIH or its affiliates. The representations, warranties, covenants and agreements contained in the Transaction Documents and the other documents related thereto were made only for purposes of the Transaction Documents as of the specific dates therein, were solely for the benefit of the parties to the Transaction Documents, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Documents and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the VIH’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Bakkt Pubco common stock pursuant to the Merger Agreement and the Subscription Agreements is incorporated by reference in this Item 3.02. The Bakkt Pubco Class A common stock and Class V common stock to be issued in connection with the Merger Agreement and the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 11, 2021, VIH and Bakkt issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibits 99.2, 99.4 and 99.5 and incorporated herein by reference are the investor presentations dated January 11, 2020 and December, 2020 (the “Investor Presentations”), for use by VIH in meetings with certain of its shareholders as well as other persons with respect to the Proposed Transaction, as described in this Current Report on Form 8-K.

In connection with the confidential marketing of the PIPE Investment, Bakkt and VIH made available to PIPE Investors a video demonstration that shows the features of the Bakkt Digital Wallet and the planned Bakkt Debit Card. The features of the Digital Wallet demonstrated in the video include features currently available in the Digital Wallet and features that will be available in future versions of the Digital Wallet. Persons that watch this video should review Exhibit 99.4 in connection with watching the video to understand those features that are currently available in the Digital Wallet and those features that will not be available until future versions of the Digital Wallet are released. The video has been posted on Bakkt’s website and can be accessed at https://www.bakkt.com/newsroom.

Furnished herewith as Exhibit 99.3 is the transcript of a pre-recorded joint conference call held on January 11, 2020, by VIH and Bakkt in connection with the announcement of their entry into the Merger Agreement.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of VIH under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5.

Additional Information and Where to Find It

In connection with the Proposed Transaction, VIH intends to file a registration statement on Form S-4 that will include a proxy statement/prospectus of VIH. This document is not a substitute for the proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of VIH’s ordinary shares in connection with its solicitation of proxies for the vote by VIH’s shareholders with respect to the Proposed Transaction and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Domestication. This document does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. VIH’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Bakkt, VIH and the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BAKKT, VIH, THE PROPOSED TRANSACTION AND RELATED MATTERS.

When available, the definitive proxy statement/prospectus and other relevant materials for the Proposed Transaction will be mailed to shareholders of VIH as of a record date to be established for voting on the Proposed Transaction. VIH shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from VIH upon written request to VIH by emailing vihinfo@victoryparkcapital.com or by directing a request to VIH’s secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, VIH, Bakkt, ICE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction under the rules of the SEC. Information regarding VIH directors and executive officers may be found in its registration statement on Form S-1, including amendments thereto, and other reports which are filed with the SEC. Additional information regarding the participants will also be included in the registration statement on Form S-4 that includes the preliminary proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Bakkt’s industry and market sizes, future opportunities for VIH, Bakkt and the combined company, VIH’s and Bakkt’s estimated future results and the Proposed Transaction, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in VIH’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) inability to meet the closing conditions to the Proposed Transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the Proposed Transaction due to the failure to obtain approval of VIH’s shareholders or Bakkt’s members, the failure to achieve the minimum amount of cash available following any redemptions by VIH’s shareholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Proposed Transaction; (iii) costs related to the Proposed Transaction; (iv) a delay or failure to realize the expected benefits from the Proposed Transaction; (v) risks related to disruption of management time from ongoing business operations due to the Proposed Transaction; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the markets in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Bakkt targets; (ix) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; (x) risks relating to data security; and (xi) risk that Bakkt may not be able to develop and maintain effective internal controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of VIH’s final prospectus dated September 22, 2020 relating to its initial public offering, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by VIH from time to time with the SEC. These filings identify and address, or will identify and address, other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about VIH and Bakkt or the date of such information in the case of information from persons other than VIH or Bakkt, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Bakkt’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 11, 2021, by and among the Registrant, Pylon Merger Company LLC and Bakkt Holdings, LLC.

10.1	Form of Subscription Agreement, dated as of January 11, 2021, by and between the Registrant and the subscribers party thereto.

10.2	Support Agreement, dated as of January 11, 2021, by and among the Registrant, Intercontinental Exchange Holdings, Inc. and Bakkt Holdings, LLC.

10.3	Amendment to the Letter Agreement, dated as of January 11, 2021, by and among the Registrant, its executive officers, its directors, VPC Impact Acquisition Holdings Sponsor, LLC, and Bakkt Holdings, Inc.

99.1	Press Release, dated as of January 11, 2021.

99.2	Investor Presentation, dated as of January 11, 2021.

99.3	Transcript for Joint Investor Call, dated as of January 11, 2021.

99.4	Investor Presentation, Bakkt Product Roadmap, dated as of December, 2020.

99.5	Investor Presentation, Bakkt Platform Protections, dated as of December, 2020.

*

Certain schedules and similar attachments to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. VIH agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VPC Impact Acquisition Holdings
Date: January 11, 2021

	By:	/s/ John Martin
	Name:	John Martin
	Title:	Chief Executive Officer and Chairman